CREATING AMERICA'S PREMIER COMMUNITY BANKING
                 AND FINANCIAL SERVICES COMPANY

     [GRAPHIC]           GOLD BANC

                     INVESTOR PRESENTATION:
             FIRST QUARTER 2000 EARNINGS RELEASE AND
               DISCUSSION OF FINANCIAL PERFORMANCE

                         APRIL 26, 2000

                          OUR COMMUNITY
                          BANKING MODEL

OUR STRATEGY

BUILD OUR EXISTING, CORE FRANCHISE

     Position the Company in more high growth areas, either within existing or contiguous markets, to allow us to derive more of our growth from core operations and be less dependent on acquisitions, especially once pooling of interests accounting is eliminated;

               targeted revenue growth rate of 20% per year

     Effective cross-selling of our products to existing customers will allow us to grow revenues and profits faster than the growth in assets.

               target ROA of 1.5%, target ROE of 15% - 18%

GROW THROUGH STRATEGIC, ACCRETIVE ACQUISITIONS.

     Increasingly focus on more metropolitan, high growth areas;

          goal of at least 75% of our assets in metropolitan areas

     Be #1 or #2 in our county-seat towns;

     Low-cost retail deposits in county-seat towns (where asset growth is slower) fund and help drive our asset growth in metropolitan areas.

OUR COMMUNITY BANKING MODEL

LOCAL DECISION MAKING, LOCAL DIRECTORS

     Each community bank president manages their local community bank

EMBRACE THE SOCIAL, CIVIC AND ECONOMIC RESPONSIBILITIES OF THE
COMMUNITIES THAT WE SERVE;

     45 communities; 70 locations; 4 states

FOCUS ON "MAIN STREET" AMERICA; MIDDLE MARKET CUSTOMERS

     Business customers with revenue of up to $200 million;

     Bigger banks view "middle market" as $1 billion in revenue.

CROSS-SELL GOLD'S FULL ARRAY OF BANKING PRODUCTS

     Big bank services in a community banking environment

     Brokerage, investment advisory, trust services, international services, credit card, mortgage banking, insurance, asset management

     Internet banking for retail and small business customers

OUR FINANCIAL SERVICES MARKET

[graphic]

WHAT MAKES OUR MODEL WORK?

     Customers have 24-hour a day access to us:

          in person;
          by telephone;
          by computer.

CUSTOMERS RECEIVE RESPONSIVE SERVICE:

     Decentralized decision making;
     Centralized operational support and roll-out of new products and services allow our bankers to focus on sales and customer service;

                       FIRST QUARTER 2000
                        FINANCIAL SUMMARY

FIRST QUARTER 2000 HIGHLIGHTS

     CLOSED THREE ACQUISITIONS, ADDING $1.15 BILLION IN ASSETS IN
     MISSOURI, OKLAHOMA AND FLORIDA;

          One-time pooling cost of $7.85M, after tax, for these deals.

     DOUBLE-DIGIT GROWTH IN OPERATING EARNINGS;

          $0.19 EPS for the quarter versus $0.14 for 1Q99 (up
          36%);

          Without acquisitions, EPS was $0.22 for the quarter, versus $0.18 reported for 1Q99 (22% growth).

     ON AN OPERATING BASIS, REALIZED ROA OF 1.10% AND ROE OF
     16.20% (RECORD HIGH).

STRONG DEPOSIT MARKET SHARE

                        COMMERCIAL BANKS
                         State of Kansas
                     (Dollars in thousands)

                                                            MARKET
                                                 DEPOSITS   SHARE
HOLDING COMPANY NAME               TYPE      BR.  JUN-99    JUNE-99

1 BANK OF AMERICA CORP.            Bank      81   2,735,597  7.04%
2 INTRUST FINANCIAL CORP.          Bank      53   1,788,158  4.60%
3 COMMERCE BANCSHARES, INC.        Bank      73   1,718,865  4.43%
4 FIRSTAR CORP.                    Bank      43   1,337,427  3.44%
5 VALLEY VIEW BANCSHARES, INC.     Bank      20   1,185,527  3.05%
6 UMB FINANCIAL CORP.              Bank      34   1,116,701  2.88%
7 FIRST NATIONAL OF NEBRASKA       Bank       5     771,005  1.99%
8 GOLD BANC CORP.                  Bank      26     712,474  1.83%
9 EMPRISE FINANCIAL CORPORATION    Bank      26     683,115  1.64%
10 SUNFLOWER BANKS, INC.           Bank      23     536,013  1.38%



                        COMMERCIAL BANKS
                        State of Oklahoma
                     (Dollars in thousands)

                                                   MARKET
                                       DEPOSITS    SHARE
HOLDING COMPANY NAME               BR.  JUN-99     JUNE-99

1  BOK FINANCIAL CORP.             75   3,791,412   10.36%
2  BANK OF AMERICA CORP.           73   2,243,823    6.13%
3  BANK ONE CORP.                  42   2,233,995    6.10%
4  BANCFIRST CORP.                 88   2,187,005    5.97%
5  LOCAL FINANCIAL CORP.           54   1,652,757    4.52%
6  ARVEST BANK GROUP, INC.         50   1,402,734    3.83%
7  SOUTHWEST BANCORP INC.           7     823,613    2.25%
8  GOLD BANC CORP.                 20     625,981    1.71%
9  F & M BANCORPORATION             6     614,617    1.68%
10 DURANT BANCORP, INCORPORATED    15     570,535    1.56%

FIRST QUARTER 2000 EPS SUMMARY

                                   For the three months
                                   ended March 31, 2000

                              Earnings  Avg Shrs     EPS
Actual net income (loss),
  restated for poolings            $  (785)  37,880    ($0.02)
One time pooling costs,
  after tax                          7,853
Net income, restated,
  before pooling costs             $ 7,068   37,880     $0.19

Impact of first quarter 2000
  acquisitions, as restated on
  Gold's financial statements [FN] $ 3,223   20,287

Performance of existing
  franchise, reported              $ 3,845   17,593     $0.22

Impact of purchase accounting
  acquisitions in the last
  twelve months[FN]                    156      517

Performance of internal
  franchise, reported              $ 3,689   17,076     $0.22


                                   For the three months
                                   ended March 31, 1999        %chg

                                   Earnings  Avg Shrs     EPS   EPS
Actual net income (loss),
  restated for poolings            $ 5,347   37,637     $0.14
One time pooling costs,
  after tax
Net income, restated,
  before pooling costs             $ 5,347   37,637     $0.14   35.7%

Impact of first quarter 2000
  acquisitions, as restated on
  Gold's financial statements [FN] $ 2,265   20,174

Performance of existing
  franchise, reported              $ 3,082   17,463     $0.18   22.2%

Impact of purchase accounting
  acquisitions in the last
  twelve months[FN]

Performance of internal
  franchise, reported              $ 3,082   17,463     $0.18   22.2%


       Acquisitions are First Business Bancshares, CountryBanc Holding
Company and America Bancshares

       Acquisitions are Linn County Bank and Regional Investment
Co.

FIRST QUARTER 2000 INTERNAL PERFORMANCE ANALYSIS

                   GOLD BANC CORPORATION, INC.
         INTERNAL GROWTH VS. GROWTH THROUGH ACQUISITIONS
              (in thousands, except per share data)

                                        Restated
                    March 31,           December 31,
                      2000            1999        Change     %
                           (unaudited)

Assets [FN]        $ 2,559,163     $ 2,550,741    8,422      0.3%
Loans                1,855,263       1,819,848   35,414      1.9%
Deposits             2,028,994       2,006,154   22,840      1.1%
Equity [FN]            165,750         167,048   (1,298)    -0.8%

                         Three Months Ended
                             March 31,
                      2000            1999        Change     %
                           (unaudited)

Net interest income $  24,217      $  21,075      $ 3,142   14.9%
Non-interest income     8,304          5,918        2,386   40.3%
Non-interest expense   21,674         17,443        4,231   24.3%
Net income before
  one-time merger
  charges           $   7,068      $   5,347      $ 1,721   32.2%


                         Internal (Without Acquisitions) [FN]
                    March 31,      December 31,
                      2000       1999          Change     %   Annual %
                         (unaudited)

Assets [FN]       $ 1,412,214    $ 1,407,379    4,835    0.3%   1.4%
Loans                 967,438        946,250   21,188    2.2%   9.0%
Deposits            1,088,483      1,086,537    1,946    0.2%   0.7%
Equity [FN]            93,646         87,014    6,632    7.6%  30.5%

                         Three Months Ended
                             March 31,
                      2000            1999   Change     %
                           (unaudited)

Net interest income $  10,962 $   9,686    $ 1,276    13.2%
Non-interest income     3,665     3,311        354    10.7%
Non-interest expense    9,844     7,770      2,074    26.7%
Net income before
  one-time merger
  charges           $   3,689     3,082        607    19.7%

[FN]  Acquisitions include First Business Bancshares, CountryBanc
Holding Company, and American Bancshares for balance sheet comparisons, and also include Linn County Bank and Regional
Investment Co. for income statement purposes.

[FN] Assets and equity without acquisitions also takes out the impact of one-time merger related charges.

                      HISTORICAL FINANCIAL
                       TRENDS AND ANALYSIS

GROWING TOTAL ASSETS
          [graphic}

INCREASING NET INCOME
          [graphic}

GROWING EARNINGS PER SHARE
          [graphic}

DEVELOPING NON-INTEREST INCOME
           Non-Interest Income to Net Interest Income
           (as reported, before pooling restatements)

          [graphic}

STRONG CAPITAL BASE
          [graphic}

BUILDING OUR CORE DEPOSIT BASE
          [graphic}

CULTIVATING LENDING RELATIONSHIPS
          [graphic}

SAFEGUARDING ASSET QUALITY
              Nonperforming Assets to Total Assets
           (as reported, before pooling restatements)

          [graphic}

SAFEGUARDING ASSET QUALITY

                Net Charge-Offs to Average Loans
           (as reported, before pooling restatements)
          [graphic}

OUR GROWTH STORY

EXCEPTIONAL TOP-LINE GROWTH
          [graphic}

STRONG INTERNAL GROWTH

Loans and Deposits

Internal Loan Generation  1996      1997        1998       1999

Beginning total loans             202,630       346,165  734,116
New loans generated
  internally                       68,229        69,518  146,551
 - Growth Rate                       34%           20%      20%

New loans through
  acquisitions                     75,306        318,433   65,583

Total loans, as reported 202,630  346,165        734,116  946,251

Internal Deposit Generation  1996       1997       1998    1999

Beginning total deposits              255,656   419,139   926,687
New deposits generated
  internally                           57,712    85,483   119,694
 - Growth Rate                           23%      20%       13%

New deposits through
  acquisitions                        105,771   422,065    40,156

Total deposits, as
  reported                  255,656   419,139   926,687 1,086,537

Numbers are estimated based on loan and deposit totals by subsidiary.

ENHANCING RETURN ON ASSETS
          [graphic}

BUILDING RETURN ON EQUITY
          [graphic}

PEER GROUP PRICE PERFORMANCE
Does Superior Growth and Strong Returns Equal Valuation?

All publicly traded commercial banks between $1 billion and $5 billion in assets.

                                     Gold            Peer
                                     Banc           Median

          Assets                   1,407,379      1,719,334
          Deposits                 1,086,537      1,310,602
          Core ROA                      1.07           1.13
          Core ROE                     14.63          13.96
          Non-int income/
            Net interest income        43.6%          23.4%
          NPA/Assets                    0.39%          0.34%

          Pricing Ratios:

          Price/1999 Earnings           8.83           11.60
          Price/2000 Earnings (est.)    6.68           10.13
          Price/2001 Earnings (est.)    5.77            9.03
          Price/Book Value             137.2%          158.1%
Data as of                                         All prices as of
December 31, 1999                                  April 20, 2000

                     THOUGHTS FOR THE FUTURE

GOLD BANC CORPORATION
                          ______________
                          /  GOLD BANC  /
                          /    CORP.    /
                          /_____________/_
                                 /
                   (Financial Holding Company)
                                /
       ________________________/_________________
      /                       /                 /
_____/_________          ____/__________     __/__________
/   Gold       /        /  Gold        /    /            /
/ Financial    /       / Community    /    /   Gold     /
/ Services    /       / Banking      /    /Technologies/
______________       _______________     _____________

GOLD COMMUNITY BANKING

     PRODUCTS AND SERVICES:

          Loans, deposits, Internet banking

     CUSTOMERS HAVE ACCESS TO COMMUNITY BANKING:

          in person (financial service centers);

          by telephone (with personal service);

          on the Internet (www.goldbankonline.com).

LOCAL DECISION MAKERS

HOW ARE WE DOING ??

GOLD FINANCIAL SERVICES

     PRODUCTS AND SERVICES:

          Retail brokerage, institutional sales, insurance, trust, investment advisory, asset management

     CUSTOMERS HAVE ACCESS TO FINANCIAL SERVICES:

          in person (financial service centers);

          by telephone (personal service);

          on the Internet (www.goldbankonline.com).

     HOW ARE WE DOING ??

GOLD FINANCIAL SERVICES
1999 Highlights

     TRUST SERVICES: APPROXIMATELY $300M IN ASSETS UNDER
     MANAGEMENT ($200M DISCRETIONARY); $2.2M IN GROSS REVENUE.

     ASSET MANAGEMENT: $3.6M IN GROSS REVENUE.

     RETAIL BROKERAGE: APPROXIMATELY $600K IN GROSS REVENUE.

     INSURANCE:  APPROXIMATELY $4.6M IN PREMIUMS WRITTEN.

GOLD FINANCIAL SERVICES
          [graphic}

GOLD TECHNOLOGIES
Our E-Commerce Strategy

     WE ARE CREATING MULTIPLE PARTNERSHIPS TO POSITION GOLD TO
     PROVIDE A VARIETY OF BUSINESS-TO-BUSINESS SERVICES.

     THIS STRATEGY ENCOMPASSES A PLATFORM FOR ELECTRONIC
     PROCUREMENT, FULFILLMENT, ELECTRONIC BILL PAYMENT AND
     PRESENTMENT AND BUYING AND SELLING PROCESSES, A MARKETPLACE
     WHERE OUR CUSTOMERS AND BUSINESSES MAY GO.

GOLD TECHNOLOGIES
Business-to-Business Partnerships

     WE ARE CURRENTLY PARTNERING WITH MAJOR SERVICE PROVIDERS TO
     BRING NEW CUTTING EDGE TECHNOLOGY TO GOLD BANC CUSTOMERS;

     WE ARE DEVELOPING OUR OWN B2B INTERFACES TO ROLL OUT TO GOLD
     BUSINESS CUSTOMERS;

     WE SEE OPPORTUNITIES FOR FURTHER AFFILIATIONS, JOINT
     VENTURES AND POTENTIAL ACQUISITIONS OF PROVIDERS OF B2B
     PRODUCTS AND SERVICES.

GOLD TECHNOLOGIES
          [graphic}

FORWARD LOOKING INFORMATION

     The presentation may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame;
(2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the business in which the company would be engaged.